UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2025

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders

On May 29, 2025, Faraday Future Intelligent Electric Inc. (the “Company”) filed an amendment (the “Certificate of Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”) with the office of the Secretary of State of the State of Delaware to effect (i) an increase in the number of authorized shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) from 129,245,313 shares to 167,245,313 shares, and (ii) an increase in the number of authorized shares of preferred stock, par value $0.0001 per share, of the Company (“Preferred Stock”) from 10,000,000 shares to 12,900,000 shares, increasing the total number of authorized shares of Common Stock and Preferred Stock from 139,245,313 shares to 180,145,313 shares. The Certificate of Amendment was authorized by the stockholders of the Company at the Company’s Annual Meeting (as defined below).

The foregoing description of the Certificate of Amendment is a summary and is qualified in its entirety by the terms of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth under Item 3.03 above is incorporated herein by reference.

On May 29, 2025, prior to the Company’s filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the office of the Secretary of State of the State of Delaware with respect to the Company’s Series A Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), following the automatic redemption of all outstanding shares of Series A Preferred Stock after the conclusion of the Company’s Annual Meeting (as defined below). The Certificate of Elimination (i) eliminated the previous designation of one (1) share of Series A Preferred Stock from the Charter, which was not outstanding at the time of filing, and (ii) caused such share of Series A Preferred Stock to resume its status as an authorized but unissued and non-designated share of preferred stock.

The foregoing description of the Certificate of Elimination is a summary and is qualified in its entirety by the terms of the Certificate of Elimination, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2025, the Company held an annual meeting of stockholders (the “Annual Meeting”). The purpose of the Annual Meeting was described in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on April 28, 2025 and amended on April 30, 2025 (collectively, the “Definitive Proxy Statement”).

As of April 17, 2025, the record date for the Annual Meeting (the “Record Date”), 95,848,237 shares of Common Stock, 1,952,629 shares of Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), and one share of Series A Preferred Stock were outstanding and entitled to vote at the Annual Meeting. A total of 40,441,863 shares of the Company’s Common Stock, and Series B Preferred Stock and one share of the Series A Preferred Stock were present at the Annual Meeting, by virtual attendance or by proxy, which represents approximately 41.35% of the shares of the Company’s Common Stock outstanding (constituting a quorum) and all of the shares of Series A Preferred Stock outstanding, as of the Record Date.

Set forth below are the final voting results, based on the certified final report provided by the inspector of elections of the Annual Meeting, for Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5 (collectively, the “Proposals”), each of which is set forth below and described in detail in the Definitive Proxy Statement.

Proposal 1: Election of Directors

The Company’s stockholders elected each of the five director nominees, Matthias Aydt, Chui Tin Mok, Chad Chen, Jie Sheng and Lev Peker, to hold office until the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal. The final voting results are as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthias Aydt	11,448,913	178,217	63,905	28,750,828
Chui Tin Mok	11,396,705	226,848	67,482	28,750,828
Chad Chen	10,874,828	751,806	64,401	28,750,828
Jie Sheng	11,075,635	545,825	69,575	28,750,828
Lev Peker	11,223,009	411,693	56,333	28,750,828

Proposal 2: Private Placement Proposal

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) to holders of certain convertible notes and warrants  pursuant to a securities purchase agreement, dated March 21, 2025, by and among the Company and the purchasers party thereto.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,176,106	452,931	61,998	28,750,828

Proposal 3: Share Authorization Proposal

The Company’s stockholders approved an amendment to the Charter to increase (i) the number of authorized shares of the Company’s Common Stock, by 38,000,000, from 129,245,313 shares to 167,245,313 shares, and (ii) the number of authorized shares of the Company’s Preferred Stock, by 2,900,000 shares, from 10,000,000 shares to 12,900,000 shares, increasing the total number of authorized shares of Company’s Common Stock and the Preferred Stock from 139,245,313 shares to 180,145,313 shares. The final voting results, including 3,000,000,000 votes represented by the share of Series A Preferred Stock voted in the same proportion as the votes cast by shares of Common Stock on Proposal 3, are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,843,792,090	157,041,544	10,857,401	28,750,828

Proposal 4: Name Change Proposal

The Company’s stockholders did not approve an amendment to the Company’s Charter to change the Company’s name from Faraday Future Intelligent Electric Inc. to Faraday Future AI Electric Vehicle Inc. as the total number of shares voting for such proposal was less than a majority of the voting power of the Company’s outstanding shares of Common Stock and Series B Preferred Stock, voting together as a single class. The final voting results are as follows:

Votes For	Votes Against	Abstentions
39,388,183	960,924	92,756

Proposal 5: Adjournment Proposal

The Company’s stockholders approved the adjournment of the Annual Meeting by the Company to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes were not represented at the Annual Meeting to approve the Proposals, by the following vote:

Votes For	Votes Against	Abstentions
39,039,178	1,290,378	112,307

Item 7.01 Regulation FD Disclosure

On May 29, 2025, the Company issued a press release with respect to the voting results of the Annual Meeting set forth in Item 5.07 above. A copy of such press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Faraday Future Intelligent Electric Inc.
3.2	Certificate of Elimination of Series A Preferred Stock.
99.1	Press Release, dated as of May 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: May 29, 2025	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

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